EXHIBIT 10.B

         AMENDMENT AND WAIVER, dated as of November 8, 2007 (this "Amendment and Waiver"), to the Amended and Restated Loan and Security Agreement dated as of September 7, 2007 by and between NAPCO Security Systems, Inc., a New York corporation having a place of business at 333 Bayview Avenue, Amityville, New York 11701 (the "Debtor") and HSBC Bank USA, National Association, successor by merger to HSBC Bank USA f/k/a Marine Midland Bank, having a place of business at 534 Broad Hollow Road, Melville, New York 11747 (the "Secured Party"), as may be amended from time to time (the "Agreement").

                                    RECITALS

         WHEREAS, the Debtor has requested and the Secured Party has agreed, subject to the terms and conditions of this Amendment and Waiver, to amend and waive certain provisions of the Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

         1. Amendment. Section 9.26(b) of the Agreement is hereby amended to delete the parenthetical "(to be tested quarterly based upon the financial statements required to be presented to Secured Party pursuant to the terms hereof)" and substitute therein the following "(to be tested annually at fiscal year end based upon the annual financial statements required to be presented to Secured Party pursuant to the terms hereof)".

         2. Waiver and Consent.  Compliance by the Debtor with the provisions of
Section 9.26(b) of the Agreement is hereby waived solely in connection with the fiscal quarter ended September 30, 2007.

         3. Representations and Warranties. The Debtor hereby represents and warrants to Secured Party as follows: After giving effect to this Amendment and Waiver, (i) each of the representations and warranties set forth in Section 4 of the Agreement and in the other Transaction Documents is true and correct in all material respects on and as of the date hereof as if made on and as of the date of this Amendment and Waiver except to the extent such representations or warranties relate to an earlier date in which case they shall be true and correct in all material respects as of such earlier date, and (ii) no Event of Default or Events of Default has occurred and is continuing as of the date hereof.

         4. Miscellaneous.

         Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Agreement.

         Except as expressly amended and waived hereby, the Agreement shall remain in full force and effect in accordance with the original terms thereof.

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         The amendments and waivers herein contained are limited specifically to the matters set forth above and do not constitute directly or by implication a waiver or an amendment of any other provision of the Agreement or a waiver of any Event of Default or Events of Default which may occur or may have occurred.

         This Amendment and Waiver may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement. This Amendment and Waiver shall become effective as of the date hereof, upon receipt by the Secured Party of this Amendment and Waiver, duly executed by the Debtor

         THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                                         HSBC BANK USA, NATIONAL ASSOCIATION,
                                         SUCCESSOR BY MERGER TO HSBC BANK USA,
                                         FORMERLY KNOWN AS MARINE MIDLAND BANK

                                         By:  /s/ CHRISTOPHER MENDELSOHN
                                            ------------------------------------
                                              Christopher J. Mendelsohn
                                              First Vice President


NAPCO SECURITY SYSTEMS, INC.

By:      /s/ KEVIN BUCHEL
   ----------------------------------------------------
         Kevin Buchel
         Senior Vice President